                                                                    EXHIBIT 10.5


                  ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT

          This ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT (the "Agreement") dated as of December 3, 2001 is entered into by and among Senesco Technologies, Inc., a Delaware corporation (the "Company"), Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford"), hereafter referred to as the "Assignor", and those persons listed on Schedule A attached hereto
                                        ----------
(individually, an "Assignee" and collectively, the "Assignees").

                                   RECITALS
                                   --------

          WHEREAS, on November 30, 2001, the Company and Stanford entered into that certain Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which Stanford purchased an aggregate of 1,142,858 shares of the Company's restricted common stock, $0.01 par value per share (the "Common Stock"), and warrants to purchase 1,000,000 shares of Common Stock (the "Warrants"), for an aggregate purchase price of $2,000,000; and

          WHEREAS, on November 30, 2001, the Company and Stanford entered into that certain Registration Rights Agreement (the "Registration Rights Agreement" and, together with the Purchase Agreement, collectively referred to herein as the "Financing Transaction Documents"), pursuant to which Stanford is granted certain rights with respect to the registration of the Common Stock of the Company issued or issuable upon exercise of the Warrants; and

          WHEREAS, pursuant to Section 5(a) of each Warrant Agreement dated November 30, 2001, executed by the Company and issued to Stanford, with an exercise price of $2.00 per share and $3.25 per share, respectively (collectively, the "Warrant Agreements"), the Assignor desires to transfer, assign and deliver an aggregate of 500,000 shares of Common Stock underlying the Warrants (the "Transferred Stock") held in its name to the Assignees, each of whom is an "accredited investor" as defined in Rule 501(a) of the Securities Act of 1933, as amended, and as set forth on Schedule A attached hereto; and
                                         ----------

          WHEREAS, pursuant to Article III Section 3.2 of the Registration Rights Agreement, the parties hereto desire that the terms of the Registration Rights Agreement shall be binding upon and inure to the benefit of their respective assigns; and

          WHEREAS, pursuant to Section 5 of the Warrant Agreement governing the transfer of the Warrants, which sets forth the restrictions and rights on such transfers, the Registered Holder (as defined therein) may assign to any accredited investor, all of the rights of the Assignor contained therein, subject to the Assignees' agreement to accept such obligations; and

          WHEREAS, the Assignor desires to transfer, assign and deliver to the Assignees, and such Assignees desire to assume all of the Assignor's obligations under the Financing Transaction Documents, as applicable, with respect to the Transferred Stock.

                                   AGREEMENT
                                   ---------

               NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

          1. All capitalized terms used in this Agreement that are not defined herein shall have the meaning set forth in the applicable Financing Transaction Documents.

          2. Each Assignee hereby confirms that such Assignee has received a copy of and is fully familiar with each of the Financing Transaction Documents.

          3. The Assignor and each Assignee hereby represents and warrants that such Assignee is an accredited investor.

     4. The Assignor hereby assigns all of its rights with respect to the Transferred Stock to each respective Assignee and such Assignee hereby assumes all of Assignor's liabilities and obligations with respect to the Transferred Stock, and agrees to perform, comply with and be subject to and bound by, jointly and severally, each of the Financing Transaction Documents, as applicable.

     5. As of and from the date hereof, each Assignee shall be considered, and deemed to be, for all purposes, a Purchaser under the Purchase Agreement, as fully as though such Assignee had executed each such document as an initial Purchaser thereunder and confirms its obligations under each such document, all in accordance with the terms thereof, as applicable.

     6. As of and from the date hereof, each Assignee shall be considered, and deemed to be, for all purposes, a Holder under the Registration Rights Agreement as fully as though such Assignee had executed the Registration Rights Agreement as an initial Holder thereunder and confirms its obligations under the Registration Rights Agreement, all in accordance with the terms thereof.

          7. Any notice which may or is required to be given to each Assignee pursuant to the Financing Transaction Documents shall be given in accordance with the terms of each such document, as applicable, and shall be addressed to:



          Daniel T. Bogar, William R. Fusselmann, Osvaldo Pi and
          Ronald M. Stein:

          c/o Stanford Venture Capital Holdings, Inc.
          201 S. Biscayne Blvd., 12th floor
          Miami, Florida 33131
          Attn.: President

          With a copy to:

          c/o Stanford Venture Capital Holdings, Inc.
          5050 Westheimer
          Stanford Financial Group Bldg.,
          Houston, Texas 77056
          Facsimile: (713) 964-5245.
          Attention: P. Mauricio Alvarado, Esq., General Counsel

          8. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together, shall constitute one and the same instrument.

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws of such state.

     10. The Assignor and each Assignee shall, at any time and from time to time after the date hereof, upon the request of the other, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances, and take all such further actions, as shall be necessary or desirable to give effect to the transactions hereby consummated.

                                     *****

          IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Assignment, Assumption and Joinder Agreement as of the date first above written.

                                THE COMPANY:
                                -----------

                                SENESCO TECHNOLOGIES, INC.


                                By:
                                   --------------------------------------------
                                   Name:  Bruce C. Galton
                                   Title:  President and Chief Executive Officer


                                THE ASSIGNOR:
                                ------------


                                STANFORD VENTURE CAPITAL HOLDINGS, INC.


                                By:
                                   --------------------------------------------
                                Name:
                                Title:











     [Signature Page to the Assignment, Assumption and Joinder Agreement]

          IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Assignment, Assumption and Joinder Agreement as of the date first above written.


                                THE ASSIGNEES:
                                -------------


                                ------------------------------------
                                Name: Daniel T. Bogar


                                ------------------------------------
                                Name: William R. Fusselmann


                                ------------------------------------
                                Name: Osvaldo Pi


                                ------------------------------------
                                Name: Ronald M. Stein







     [Signature Page to the Assignment, Assumption and Joinder Agreement]

                                  SCHEDULE A
                TO ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT
                         DATED AS OF DECEMBER 3, 2001

--------------------------------------------------------------------------------------------------------------
                                        Number of Warrant       Number of Warrant
                                          Shares to be            Shares to be
                                        Transferred             Transferred
                                        to Assignee Upon        to Assignee Upon
               Assignor           Execution of Agreement          Execution of            Assignee
               --------                  $2.00 Warrants         Agreement                 --------
                                         --------------           $3.25 Warrants
                                                                  --------------
--------------------------------------------------------------------------------------------------------------
        Stanford Venture
Capital Holdings, Inc.                   62,500                      62,500              Daniel T. Bogar
--------------------------------------------------------------------------------------------------------------

                                         62,500                      62,500           William R. Fusselmann
--------------------------------------------------------------------------------------------------------------

                                         62,500                      62,500                Osvaldo Pi
--------------------------------------------------------------------------------------------------------------

                                         62,500                      62,500              Ronald M. Stein
--------------------------------------------------------------------------------------------------------------